EXHIBIT 99.1

EA REPORTS FIRST QUARTER RESULTS

Number One on PSP

Battlefield 2 Top PC Game in North America and Europe

REDWOOD CITY, CA – July 26, 2005 – Electronic Arts (NASDAQ: ERTS) today announced financial results for the fiscal first quarter ended June 30, 2005.

Net revenue for the first quarter was $365 million, down 16 percent as compared with $432 million for the prior year. Sales were driven by Medal of Honor European Assault and Battlefield 2 – each reaching platinum status (over one million copies sold) in the quarter – and to a lesser extent Batman. FIFA Street, MVP Baseball 2005 and Need for Speed Underground 2 had continued strong sales, each selling over 500 thousand copies in the quarter.

Net loss for the quarter was $58 million as compared with net income of $24 million for the prior year. Diluted loss per share was $0.19 as compared with diluted earnings per share of $0.08 for the prior year.

Non-GAAP net loss, excluding certain items, was $55 million as compared with non-GAAP net income of $25 million for the prior year. Non-GAAP diluted loss per share was $0.18 as compared with non-GAAP earnings per share of $0.08. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Trailing-twelve-month operating cash flow increased to $669 million as compared to $638 million for the same period a year ago.

“Our teams continue to set the standard for high quality development and marketing excellence in our industry,” said Larry Probst, Chairman and Chief Executive Officer. “Battlefield 2 is an exceptional creative achievement and a ground-breaking online experience.”

“We are taking our portfolio to new and exciting platforms,” said Warren Jenson, Chief Financial and Administrative Officer. “EA was number one on the PSP in June and this quarter we expect to launch six games for mobile phones.”

Current Highlights (comparisons are to the quarter ended June 30, 2004)

•	Battlefield 2 reached platinum status in just two weeks.
•	EA has 26 percent revenue share on the PSP in North America since launch.
•	EA’s agreement with John Madden was renewed for 12 years.
•	EA has entered a multi-year relationship with Valve to deliver games, including Half-Life 2 for the Xbox.
•	Distribution agreements were signed with Verizon and Sprint to deliver games to mobile phones in North America – EA expects to launch six games in the second quarter.
•	EA won seven Game Critics Awards: Best of E3 2005: Spore – Best of Show, Best Original Game, Best PC Game, Best Simulation Game; Madden NFL 2006 – Best Sports Game; Burnout Revenge – Best Racing Game; Battlefield 2 – Best On-Line Multiplayer Game.
•	The Company repurchased 6.3 million shares of its common stock during the quarter.

•	Vivek Paul was appointed to EA’s Board of Directors. Mr. Paul is Vice Chairman of Wipro, Ltd. and Chief Executive Officer of Wipro’s global information technology, product, engineering, and business services segments. He recently announced his intention to leave Wipro, Ltd. to become a Partner at the Texas Pacific Group, a leading private equity firm.

Business Outlook

The following forward-looking statements reflect expectations as of July 26, 2005. Results may be materially different and are affected by many factors, such as development delays, hardware availability, competition, the popular appeal of our products, changes in foreign exchange rates, our effective tax rate, and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Second Quarter Expectations – Ending September 30, 2005

•	Net revenue is expected to be between $600 and $630 million.
•	GAAP and non-GAAP diluted earnings per share are expected to be between flat and $0.05.

Fiscal Year Expectations – Ending March 31, 2006

•	Net revenue is expected to be between $3.3 and $3.4 billion.
•	GAAP and non-GAAP diluted earnings per share are expected to be between $1.45 and $1.60.

Non-GAAP Financial Measures

Electronic Arts uses non-GAAP measures of operating income, net income and diluted earnings per share. These non-GAAP measures exclude the following items, including any related tax effect, from the Company’s statement of operations:

•	Amortization of intangibles
•	Employee stock-based compensation
•	Restructuring and asset impairment charges
•	Acquired in-process technology
•	Certain non-recurring litigation expenses
•	Other-than-temporary impairment of investments in affiliates

In addition, other significant non-recurring items may occur from time to time that require an adjustment to these non-GAAP measures. When these items occur, the accounting impact will become a reconciling item between the GAAP results and these non-GAAP measures.

The Company believes that excluding these items is useful for illustrating and explaining operating results and comparisons to prior periods. Management considers these non-GAAP measures in its decision-making to facilitate more relevant operating comparisons.

A reconciliation of GAAP operating income to non-GAAP operating income; GAAP net income to non-GAAP net income; and GAAP diluted earnings per share to non-GAAP diluted earnings per share is included as part of the supplemental disclosures to this release.

Conference Call

Electronic Arts will host a conference call on July 26, 2005 at 2:00 pm PT (5:00 pm ET) to review the results for the Company’s first quarter ended June 30, 2005. Listeners may access the conference call live via webcast (http://investor.ea.com). A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Some statements set forth in this release, including the estimates under the heading “Business Outlook,” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: competition in the interactive entertainment industry; the availability of an adequate supply of hardware units; the Company’s ability to predict consumer preferences among competing hardware platforms; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of Electronic Arts’ products; the Company’s ability to manage expenses during fiscal year 2006; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; and other factors described in the Company’s annual report on Form 10-K for the year ended March 31, 2005. Electronic Arts does not intend to update these forward-looking statements, including those made under the “Business Outlook” heading.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended June 30,
	2005	2004
Net revenue	$365	$432
Cost of goods sold	151	177

Gross profit	214	255

Operating expenses:
Marketing and sales	75	63
General and administrative	51	35
Research and development	183	131
Amortization of intangibles	1	1

Total operating expenses	310	230

Operating income (loss)	(96)	25

Interest and other income, net	17	9

Income (loss) before provision for (benefit from) income taxes and minority interest	(79)	34

Provision for (benefit from) income taxes	(23)	10

Income (loss) before minority interest	(56)	24
Minority interest	(2)	—

Net income (loss)	$(58)	$24

Earnings (loss) per share:
Basic	$(0.19)	$0.08
Diluted	$(0.19)	$0.08

Number of shares used in computation:
Basic	308	302
Diluted	308	316

Non-GAAP Results (in millions, except per share data)

The following table shows the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired in-process technology, restructuring charges, asset impairment charges, certain litigation expense and other-than-temporary impairment of investments in affiliates and their related income tax effect.

	Three Months Ended June 30,
	2005	2004
Net income (loss)	$(58)	$24
Amortization of intangibles	1	1
COGS amortization of intangibles	2	—
Acquired-in-process technology	1	—
Income taxes effect on the above items	(1)	—

Non-GAAP net income (loss)	$(55)	$25

Non-GAAP diluted earnings (loss) per share	$(0.18)	$0.08
Number of shares used in diluted earnings (loss) per share computation	308	316

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	June 30, 2005	March 31, 2005 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,573	$2,958
Marketable equity securities	176	140
Receivables, net of allowances of $111 million and $162 million, respectively	167	296
Inventories	66	62
Deferred income taxes	87	86
Other current assets	194	164

Total current assets	3,263	3,706

Property and equipment, net	359	353
Investment in affiliates	9	10
Goodwill	155	153
Other intangibles, net	33	36
Deferred income taxes	17	19
Other assets	82	93

Total Assets	$3,918	$4,370

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$113	$134
Accrued and other liabilities	597	694

Total current liabilities	710	828

Other liabilities	31	33

Total liabilities	741	861

Minority interest	10	11

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,121	1,434
Retained earnings	1,947	2,005
Accumulated other comprehensive income	96	56

Total stockholders’ equity	3,167	3,498

Total Liabilities, Minority Interest and Stockholders’ Equity	$3,918	$4,370

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended June 30,
	2005	2004
OPERATING ACTIVITIES
Net income (loss)	$(58)	$24
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	23	16
Minority interest	2	—
Realized losses (gains) on investments and sale of property and equipment	1	(2)
Tax benefit from exercise of stock options	5	13
Other operating activities	—	(1)
Change in assets and liabilities:
Receivables, net	142	37
Inventories	1	1
Other assets	(12)	—
Accounts payable	(25)	(48)
Accrued and other liabilities	(111)	(109)
Deferred income taxes	1	3

Net cash used in operating activities	(31)	(66)

INVESTING ACTIVITIES
Capital expenditures	(33)	(26)
Proceeds from sale of property and equipment	—	15
Proceeds from sale of marketable equity securities	4	—
Proceeds from maturities and sales of short-term investments	134	572
Purchase of short-term investments	(138)	(1,557)
Acquisition of subsidiary, net of cash acquired	(3)	—
Other investing activities	(1)	—

Net cash used in investing activities	(37)	(996)

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	19	44
Repurchase and retirement of common stock	(337)	—

Net cash (used in) provided by financing activities	(318)	44

Effect of foreign exchange on cash and cash equivalents	(10)	1

Decrease in cash and cash equivalents	(396)	(1,017)
Beginning cash and cash equivalents	1,270	2,150

Ending cash and cash equivalents	874	1,133
Short-term investments	1,699	1,236

Ending cash, cash equivalents and short-term investments	$2,573	$2,369

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, certain litigation expense, and other-than-temporary impairment of investments in affiliates, and their related income tax effect.

	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06
QUARTERLY RESULTS

Operating Income (loss)
GAAP operating income (loss)	$25	$125	$519	$—	$(96)
Adjustments:
Amortization of intangibles	1	—	1	1	1
COGS amortization of intangibles	—	—	1	2	2
Employee stock-based compensation	—	—	4	2	—
Acquired-in-process technology	—	—	10	4	1
Restructuring charges	—	—	—	1	—
Certain litigation expense	—	—	—	21	—

Total adjustments	1	—	16	31	4

Non-GAAP operating income (loss)	$26	$125	$535	$31	$(92)

Non-GAAP operating income (loss) margin - % of net revenue	6%	18%	37%	6%	(25)%

Net Income (loss)
GAAP net income (loss)	$24	$97	$375	$8	$(58)
Adjustments:
Amortization of intangibles	1	1	1	1	1
COGS amortization of intangibles	—	—	1	2	2
Employee stock-based compensation	—	—	4	2	—
Acquired-in-process technology	—	—	10	3	1
Restructuring charges	—	—	—	1	—
Certain litigation expense	—	—	—	21	—
Income taxes effect on the above items	—	—	—	(8)	(1)

Total adjustments	1	1	16	22	3

Non-GAAP net income (loss)	$25	$98	$391	$30	$(55)

Non-GAAP net income (loss) margin - % of net revenue	6%	14%	27%	5%	(15)%

GAAP diluted earnings (loss) per share	$0.08	$0.31	$1.18	$0.02	$(0.19)
Non-GAAP diluted earnings (loss) per share	$0.08	$0.31	$1.23	$0.09	$(0.18)
Shares used in diluted earnings (loss) per share computation	316	316	317	322	308

TRAILING TWELVE MONTH RESULTS

Operating Income
GAAP operating income	$779	$802	$763	$669	$548
Adjustments:
Amortization of intangibles	4	3	3	3	3
COGS amortization of intangibles	—	—	1	3	5
Employee stock-based compensation	—	—	4	6	6
Acquired-in-process technology	—	—	10	14	15
Restructuring charges	9	9	9	1	1
Certain litigation expense	—	—	—	21	21

Total adjustments	13	12	27	48	51

Non-GAAP operating income	$792	$814	$790	$717	$599

Non-GAAP operating income margin - % of net revenue	26%	25%	25%	23%	20%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, certain litigation expense, and other-than-temporary impairment of investments in affiliates, and their related income tax effect. The three months and year ended March 31, 2004 also exclude the impact of a one-time income tax adjustment.

	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06
TRAILING TWELVE MONTH RESULTS

Net Income
GAAP net income	$583	$604	$587	$504	$422
Adjustments:
Amortization of intangibles	3	4	3	3	4
COGS amortization of intangibles	—	—	1	3	5
Employee stock-based compensation	—	—	4	6	6
Acquired-in-process technology	—	—	10	13	14
Restructuring charges	9	9	9	1	1
Certain litigation expense	—	—	—	21	21
Income taxes effect on the above items	(3)	(4)	(4)	(8)	(9)
Income tax adjustment	(20)	(20)	(20)	—	—

Total adjustments	(11)	(11)	3	39	42

Non-GAAP net income	$572	$593	$590	$543	$464

Non-GAAP net income margin - % of net revenue	19%	18%	19%	17%	15%

GAAP diluted earnings per share	$1.88	$1.94	$1.86	$1.59	$1.32
Non-GAAP diluted earnings per share	$1.84	$1.90	$1.87	$1.71	$1.45

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06	YOY % Growth
CONSOLIDATED FINANCIAL DATA
Net revenue	432	716	1,428	553	365	(16)%
Net revenue - trailing twelve months (“TTM”)	3,035	3,221	3,174	3,129	3,062	1%

Gross profit	255	432	925	320	214	(16)%
Gross margin - % of net revenue	59%	60%	65%	58%	59%
Gross profit - TTM	1,906	2,021	1,984	1,932	1,891	(1)%
Gross margin - TTM% of net revenue	63%	63%	63%	62%	62%

Operating income (loss)	25	125	519	—	(96)	(484)%
Operating income (loss) margin - % of net revenue	6%	17%	36%	0%	(26)%
Operating income - TTM	779	802	763	669	548	(30)%
Operating income margin - TTM% of net revenue	26%	25%	24%	21%	18%

Net income (loss)	24	97	375	8	(58)	(338)%
Diluted earnings (loss) per share	$0.08	$0.31	$1.18	$0.02	$(0.19)	(338)%
Net income - TTM	583	604	587	504	422	(28)%
Diluted earnings per share - TTM	$1.88	$1.94	$1.86	$1.59	$1.32	(30)%

Non-GAAP operating income (loss) (a)	26	125	535	31	(92)	(456)%
Non-GAAP operating income (loss) margin - % of net revenue	6%	18%	37%	6%	(25)%
Non-GAAP operating income - TTM (a)	792	814	790	717	599	(24)%
Non-GAAP operating income margin - TTM% of net revenue	26%	25%	25%	23%	20%

Non-GAAP net income (loss) (a)	25	98	391	30	(55)	(322)%
Non-GAAP diluted earnings (loss) per share (a)	$0.08	$0.31	$1.23	$0.09	$(0.18)	(325)%
Non-GAAP net income - TTM (a)	572	593	590	543	464	(19)%
Non-GAAP diluted earnings per share - TTM (a)	$1.84	$1.90	$1.87	$1.71	$1.45	(21)%

CASH FLOW DATA
Operating cash flow	(66)	89	137	474	(31)	53%
Operating cash flow - TTM	638	664	722	634	669	5%

Capital expenditures	26	19	37	44	33	25%
Capital expenditures - TTM	104	106	116	126	133	28%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	2,369	2,490	2,565	2,958	2,573	9%
Marketable equity securities	2	—	4	140	176	N/M
Receivables, net	170	379	892	296	167	(2)%
Inventories	53	79	84	62	66	25%

OTHER
Employees	4,813	5,104	5,669	6,122	6,365	32%
Diluted weighted-average shares	316	316	317	322	308

(a)	Please see attached Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06	YOY % Growth
GEOGRAPHIC REVENUE MIX
North America Revenue	211	473	692	288	184	(13)%
International Revenue	221	243	736	265	181	(18)%

Europe Revenue	190	210	666	218	144	(24)%
Asia Pacific Revenue	31	33	70	47	37	21%

Net Revenue	432	716	1,428	553	365	(16)%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America Revenue	49%	66%	48%	52%	50%
International Revenue	51%	34%	52%	48%	50%

Europe Revenue	44%	29%	47%	40%	40%
Asia Pacific Revenue	7%	5%	5%	8%	10%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
Sony PlayStation 2	162	312	661	196	117	(28)%
Xbox	57	142	233	83	44	(23)%
Nintendo GameCube	26	38	109	37	22	(16)%
Other consoles	2	1	6	1	—	(92)%

Total Consoles	247	493	1,009	317	183	(26)%

PC	67	141	239	85	74	11%

PSP	—	—	—	18	33	N/A
Nintendo DS	—	—	16	7	12	N/A
Game Boy Advance	18	10	39	9	6	(66)%
Cellular Handsets	—	—	—	—	1	N/A

Total Mobility	18	10	55	34	52	180%

Co-publishing and Distribution	67	49	79	89	30	(56)%

Subscription Services	13	13	14	16	15	21%
Licensing, Advertising & Other	20	10	32	12	11	(44)%

Total Internet Services, Licensing & Other	33	23	46	28	26	(18)%

Net Revenue	432	716	1,428	553	365	(16)%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	38%	43%	46%	35%	32%
Xbox	13%	20%	16%	15%	12%
Nintendo GameCube	6%	5%	8%	7%	6%
Other consoles	0%	0%	1%	0%	0%

Total Consoles	57%	68%	71%	57%	50%

PC	15%	20%	17%	16%	20%

PSP	0%	0%	0%	3%	9%
Nintendo DS	0%	0%	1%	1%	3%
Game Boy Advance	4%	1%	3%	2%	2%
Cellular Handsets	0%	0%	0%	0%	0%

Total Mobility	4%	1%	4%	6%	14%

Co-publishing and Distribution	16%	7%	5%	16%	8%

Subscription Services	3%	2%	1%	3%	4%
Licensing, Advertising & Other	5%	2%	2%	2%	4%

Total Internet Services, Licensing & Other	8%	4%	3%	5%	8%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06	YOY % Growth
Platform SKU Release Mix
Sony PlayStation 2	3	9	9	6	3	0%
Xbox	3	8	9	6	3	0%
Nintendo GameCube	1	7	7	5	2	100%
Other consoles	—	1	1	—	—	N/A

Total Consoles	7	25	26	17	8	14%

PC	3	6	7	5	2	(33)%

PSP	—	—	—	3	3	N/A
Nintendo DS	—	—	3	—	2	N/A
Game Boy Advance	1	2	4	—	1	0%

Total Mobility	1	2	7	3	6	500%

Total SKUs	11	33	40	25	16	45%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q1 Fiscal 2006

Q1 Product Releases	Platform
• Batman Begins™	PlayStation® 2
• EA SPORTS™ Cricket 2005	PlayStation 2
• Medal of Honor European Assault™	PlayStation 2
• Batman Begins	Xbox®
• EA SPORTS Cricket 2005	Xbox
• Medal of Honor European Assault	Xbox
• Batman Begins	Nintendo GameCube™
• Medal of Honor European Assault	Nintendo GameCube
• Battlefield 2™(1)	PC
• EA SPORTS Cricket 2005	PC
• FIFA Soccer 2005	PSP™
• MVP Baseball™ 2005	PSP
• NBA STREET V3	PSP
• GoldenEye: Rogue Agent™	Nintendo DS™
• Need for Speed™ Underground 2	Nintendo DS
• Batman Begins	Game Boy® Advance

Co-pub, International only and Others (not in SKU count)

• Monster Hunter	PlayStation 2
All trademarks are the property of their respective owners.

(1)	EA consolidates Digital Illusions’ financial results into its financial statements, and therefore, characterizes Battlefield 2 as an EA product release.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Schedule of Earnings Adjusted for Stock-Based Compensation

(in millions, except per share data)

Had the Company’s stock-based compensation plans been measured on the estimated fair value at the grant dates in accordance with the provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”, we estimate that our reported net income (loss) and net earnings (loss) per share would have been the pro forma amounts indicated below:

	Three Months Ended June 30,
	2005	2004
Net income (loss) - as reported	$(58)	$24

Stock-based compensation	(25)	(19)

Net income (loss) - pro forma	$(83)	$5

Net earnings (loss) per share:
As reported - basic	$(0.19)	$0.08

Pro forma - basic	$(0.27)	$0.02

As reported - diluted	$(0.19)	$0.08

Pro forma - diluted	$(0.27)	$0.01